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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2000

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-15323                   94-2904044
          --------                   -------                   ----------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification No.)

               6530 Paseo Padre Parkway, Fremont, California 94555
               ---------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 713-7300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                [Not Applicable]
         (Former Name or Former Address, if Changed Since Last Report.)

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

Item 2. Disposition of assets

On December 1, 2000, Network Equipment Technologies, Inc. doing business as net.com sold the assets of its federal services business ("F.S.B.") to CACI International, Inc. ("CACI") for a cash consideration of up to $40.0 million. The assets sold are comprised mainly of federal government service contracts, accounts receivable, spares inventory and fixed assets. The purchase price will be paid out over time with $24.9 million paid at the closing, $1.0 million six months after closing, $1.0 million held in escrow and payable one year after closing (if no successful indemnification claims are made) and the remaining $13.0 million payable contingent upon transfer to CACI of work performed under certain net.com federal contracts. Additionally CACI and net.com have entered into a royalty agreement whereby net.com and CACI will share in the increase in maintenance revenue above an agreed upon base amount on net.com products.


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

Item 7. Financial Statements, Pro Forma financial statements and exhibits

(b) Pro Forma Financial Statements and Notes to Pro Forma Financial Statements

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
                          Pro Forma Condensed Combining
                           Consolidated Balance Sheets
                           (in thousands - unaudited)

                                                                    Pro Forma            Pro Forma
September 29, 2000                          net.com        F.S.B.  Adjustments   Notes     N.E.T.
--------------------------------------------------------------------------------------------------
Assets
    Current assets:
        Cash and cash equivalents          $  22,570    $      --   $  25,900      1     $  48,470
        Short term investments               102,278           --          --              102,278
        Accounts receivable                   41,175        8,749          --               32,426
        Inventories                           18,158           --          --               18,158
        Other current assets                   6,486           --       1,000      1         7,486
--------------------------------------------------------------------------------------------------
           Total current assets              190,667        8,749      26,900              208,818
--------------------------------------------------------------------------------------------------

    Property, plant and equipment, net        32,245          269          --               31,976
    Software production costs                  3,240           --          --                3,240
    Goodwill and other intangible assets      14,758           --          --               14,758
    Other assets                               7,861        3,967          --                3,894
--------------------------------------------------------------------------------------------------
                                           $ 248,771    $  12,985   $  26,900            $ 262,686
==================================================================================================

Liabilities and Stockholders' Equity
    Current liabilities
        Accounts payable                   $   7,278    $     928   $      --            $   6,350
        Other current liabilities             42,292        2,519       1,577      1        41,350
--------------------------------------------------------------------------------------------------
           Total current liabilities          49,570        3,447       1,577               47,700
--------------------------------------------------------------------------------------------------

    Long term liabilities                     24,862           --          --               24,862

    Stockholders' equity
        Common stock                             217           --          --                  217
        Additional paid in capital           182,460           --          --              182,460
        Treasury stock                        (5,620)          --          --               (5,620)
        Retained earnings                     (1,839)       9,538      25,323      1        13,946
        Accumulated comprehensive loss          (879)          --          --                 (879)
--------------------------------------------------------------------------------------------------
           Total stockholders' equity        174,339        9,538      25,323              190,124
--------------------------------------------------------------------------------------------------
                                           $ 248,771    $  12,985   $  26,900            $ 262,686
==================================================================================================

See accompanying notes describing pro forma adjustments


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

                           NETWORK EQUIPMENT TECHNOLOGIES, INC.
                              Pro Forma Condensed Combining
                          Consolidated Statements of Operations
                    (in thousands, except per share data - unaudited)

                                                        Six Months ended September 29, 2000
                                                        -----------------------------------
                                                                 Pro Forma            Pro Forma
                                         net.com      F.S.B.    Adjustments   Notes      N.E.T.
-----------------------------------------------------------------------------------------------
Revenue:
    Product revenue                     $ 43,135    $     --   $     --                $ 43,135
    Service and other revenue             42,825      24,515         --                  18,310
-----------------------------------------------------------------------------------------------
        Total revenue                     85,960      24,515         --                  61,445
-----------------------------------------------------------------------------------------------

Cost of revenue:
    Cost of product revenue               23,161          --         --                  23,161
    Cost of service and other revenue     27,378      15,797      1,310          2       12,891
-----------------------------------------------------------------------------------------------
        Total cost of revenue             50,539      15,797      1,310                  36,052
-----------------------------------------------------------------------------------------------

           Gross margin                   35,421       8,718     (1,310)                 25,393

Operating expense:
    Sales and marketing                   23,125         529         12          2       22,608
    Research and development              19,781          --         --                  19,781
    General and administrative             6,578         165         68          2        6,481
    Other operating expense                1,504          --         --                   1,504
-----------------------------------------------------------------------------------------------
        Total operating expense           50,988         694         80                  50,374
-----------------------------------------------------------------------------------------------

        Income (loss) from operations    (15,567)      8,024     (1,390)                (24,981)

Interest income                            3,815          --         --                   3,815
Interest expense                          (1,114)         --         --                  (1,114)
Other expense                                (10)         --         --                     (10)
-----------------------------------------------------------------------------------------------

        Income (loss) before taxes       (12,876)      8,024     (1,390)                (22,290)

Income tax provision                          24          --         --                      24
-----------------------------------------------------------------------------------------------

        Net income (loss)               $(12,900)   $  8,024     (1,390)               $(22,314)
===============================================================================================

Per share computation:
    Basic loss per share                $  (0.60)                                      $  (1.03)
    Diluted loss per share              $  (0.60)                                      $  (1.03)
-----------------------------------------------------------------------------------------------

Shares used in per share computation:
    Basic                                 21,574                                         21,574
    Diluted                               21,574                                         21,574
-----------------------------------------------------------------------------------------------

            See accompanying notes describing pro forma adjustments


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

                           NETWORK EQUIPMENT TECHNOLOGIES, INC.
                              Pro Forma Condensed Combining
                          Consolidated Statements of Operations
                    (in thousands, except per share data - unaudited)

                                                            Fiscal year ended March 31, 2000
                                                            --------------------------------
                                                                  Pro Forma               Pro Forma
                                          net.com       F.S.B.   Adjustments    Notes       N.E.T.
---------------------------------------------------------------------------------------------------
Revenue:
    Product revenue                     $ 116,141    $      --   $      --                $ 116,141
    Service and other revenue             109,545       49,687          --                   59,858
---------------------------------------------------------------------------------------------------
        Total revenue                     225,686       49,687          --                  175,999
---------------------------------------------------------------------------------------------------

Cost of revenue:
    Cost of product revenue                51,920           --          --                   51,920
    Cost of service and other revenue      70,939       31,090       2,215         2         42,064
---------------------------------------------------------------------------------------------------
        Total cost of revenue             122,859       31,090       2,215                   93,984
---------------------------------------------------------------------------------------------------

           Gross margin                   102,827       18,597      (2,215)                  82,015

Operating expense:
    Sales and marketing                    70,243        1,030          25         2         69,238
    Research and development               42,089           --          --                   42,089
    General and administrative             12,601          325         136         2         12,412
    Restructure expense                    15,227           --          --                   15,227
    Other operating expense                 1,680           --          --                    1,680
---------------------------------------------------------------------------------------------------
        Total operating expense           141,840        1,355         161                  140,646
---------------------------------------------------------------------------------------------------

        Income (loss) from operations     (39,013)      17,242      (2,376)                 (58,631)

Other income (expense)
    Interest income                         7,306           --          --                    7,306
    Interest expense                       (2,281)          --          --                   (2,281)
    Other income                            6,689           --          --                    6,689
---------------------------------------------------------------------------------------------------

        Income (loss) before taxes        (27,299)      17,242      (2,376)                 (46,917)

Income tax provision                       12,771           --          --                   12,771
---------------------------------------------------------------------------------------------------

        Net income (loss)               $ (40,070)   $  17,242      (2,376)                 (59,688)
===================================================================================================

Per share computation:
    Basic loss per share                $   (1.86)                                        $   (2.78)
    Diluted loss per share              $   (1.86)                                        $   (2.78)
---------------------------------------------------------------------------------------------------

Shares used in per share computation:
    Basic                                  21,489                                            21,489
    Diluted                                21,489                                            21,489
---------------------------------------------------------------------------------------------------

            See accompanying notes describing pro forma adjustments


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

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.

           Notes to Pro Forma Condensed Combining Financial Statements

1. Pro Forma Adjustments

The accompanying pro forma financial statements are presented in accordance with
Article 11 of Regulation S-X.

To prepare the pro forma unaudited condensed combining statements of operations, the net.com statement of operations for the six months ended September 29, 2000 and the year ended March 31, 2000 has been disclosed net of its F.S.B. operations. To prepare the pro forma unaudited condensed combining balance sheet, the net.com balance sheet as of September 29, 2000 has been disclosed net of the assets and liabilities sold to CACI. This method is only for the presentation of pro forma unaudited condensed combining financial statements. Actual statements of operations and balance sheets will be presented from the effective date of the disposition, with no retroactive restatement.

The unaudited pro forma condensed combining financial statements should be read in conjunction with the historical financial statements of net.com.

The following pro forma adjustments have been made to the pro forma condensed combining financial statements:

1. This adjustment is to post the effect of the sale of net.com's F.S.B. to CACI to retained earnings. The $25.9 million are the cash proceeds which includes $1.0 million held in escrow. The $1.0 million other asset is the amount receivable after six months. The $1.877 million liability reflects accrued costs associated with the sale. Along with the net assets reflected on the F.S.B. balance sheet, the gain on the transaction to date is approximately $15.485 million.

2. This entry is to add back the effect of fixed corporate allocations reflected in the F.S.B. statement of earnings.

(c) Exhibits

10. Asset Purchase Agreement among CACI, Inc.-Federal, CACI International, Inc, Network Equipment Technologies, Inc. and N.E.T. Federal, Inc.

      Incorporated by reference from the corresponding Exhibit (or the Exhibit identified in parenthesis) previously filed as an Exhibit in the Registrant's Interim Report on Form 10-Q for the quarter ending September 29, 2000, filed with the Securities and Exchange Commission on November 13, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NETWORK EQUIPMENT
                                           TECHNOLOGIES, INC.


Dated December 15, 2000                   /s/ John C. Batty
                                          -----------------------
                                          John C. Batty
                                          Senior Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer)


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